Trade receivables, net - Schedule of ECL Allowance for Trade Receivables (Details) - Accumulated impairment [member] - Trade receivables [member] - Aggregate continuing and discontinued operations [member] - CNY (¥)
¥ in Thousands
	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Trade receivables
Opening loss allowance	¥ 62,328	¥ 63,865
Provision for expected credit losses, net	3,690	7,897
Reclassified as held for sale assets	0	(13,314)
Closing loss allowance	¥ 66,018	¥ 58,448